UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

OLD POINT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street

Hampton, Virginia 23663

(Address of principal executive offices) (Zip Code)

(757)728-1200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 15, 2008 Old Point Financial Corporation issued a press release announcing the declaration of a quarterly dividend of $0.16 per share of common capital stock to be paid on June 27, 2008, to shareholders of record as of May 30, 2008.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits Exhibit 99.1 Press release dated May 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: May 15, 2008

/s/ Robert F. Shuford
Robert F. Shuford
Chairman of the Board President & Chief Executive Officer